GUIDESTONE FUNDS

Supplement dated August 10, 2017

to

Prospectus dated May 1, 2017, as amended July 1, 2017

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.         FEE AND EXPENSE CHANGES TO THE SMALL CAP EQUITY FUND

Under the heading “Fees and Expenses”, on page 113, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.93%	0.93%
Other expenses	0.07%	0.34%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.96%	1.23%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	1.00%	1.27%
(1)

The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Under the heading “Fees and Expenses”, on page 113, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$102	$129
3 Years	$321	$405
5 Years	$557	$701
10 Years	$1,235	$1,544

II.        ADDITIONAL INVESTMENT AND RISK INFORMATION

Under the heading “Additional Investment and Risk Information”, on page 150, the following disclosure is added at the end of the paragraph captioned “Manager of Managers”:

In the case of a Fund with multiple Sub-Advisers, the actual overall management fee of the Fund may change from time to time based on the allocation of the Fund’s assets to its Sub-Advisers, which may charge different sub-advisory fees. Accordingly, changes in asset allocations among a Fund’s Sub-Advisers may result in an increase or a decrease in the Fund’s actual operating expenses. Similarly, termination of a Sub-Adviser or addition of a new Sub-Adviser may result in changes to actual operating expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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